[x] Please mark your votes as in this example.

This proxy will be voted as specified. If no direction is given, this proxy will be voted "FOR" Proposals 1 and 2.

                                                           FOR       WITHHELD
1. Election of Directors (Check only one box)              [ ]         [ ]
   For all nominees (expect as stockholder may indicate below)

   ___________________________________________

   Nominees: Martin Cohen, George J. Gillespie, III,
   Donald E. Graham, Katharine Graham, William J.
   Ruane, Richard D. Simmons, Alan G. Spoon,
   George W. Wilson.

                                                           FOR  AGAINST  ABSTAIN
2. To transact such other business as may properly         [ ]    [ ]      [ ]
   come before said meeting or any adjournment thereof.

   I will attend the meeting [ ]


                                        Please  sign  exactly  as  name  appears
                                        hereon.  Joint owners  should each sign.
                                        When  signing  as  attorney,   executor,
                                        administrator,   trustee  or   guardian,
                                        please  give full title as such.  If the
                                        signor  is a  corporation,  please  sign
                                        full corporate  name by duly  authorized
                                        officer.
                                        ________________________________________

                                        ________________________________________

                                        SIGNATURE(S)                       DATE

--------------------------------------------------------------------------------


                          THE WASHINGTON POST COMPANY
                              CLASS A COMMON STOCK
             PROXY - Annual Meeting of Stockholders - May 11, 1995
                 Solicited on behalf of the Board of Directors


The undersigned hereby appoints Katharine Graham, Donald E. Graham, Alan G. Spoon and Diana M. Daniels, and each of them, his true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned, and to vote as indicated on the reverse of this Proxy all shares of Class A Common Stock which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of THE WASHINGTON POST COMPANY to be held on May 11, 1995, and at any adjournments thereof, on all matters coming before said meeting

           THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE
                 (Continued, and to be signed on reverse side)

                          THE WASHINGTON POST COMPANY
                              CLASS B COMMON STOCK
             PROXY - Annual Meeting of Stockholders - May 11, 1995
                 Solicited on behalf of the Board of Directors


The undersigned hereby appoints Katharine Graham, Donald E. Graham, Alan G. Spoon and Diana M. Daniels, and each of them, his true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned, and to vote as indicated on the reverse of this Proxy all shares of Class B Common Stock which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of THE WASHINGTON POST COMPANY to be held on May 11, 1995, and at any adjournments thereof, on all matters coming before said meeting


           THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE
                 (Continued, and to be signed on reverse side)


--------------------------------------------------------------------------------
                            FOLD AND DETACH HERE
        ---------------------------------------------------------------

                         THE WASHINGTON POST COMPANY

NEW MEDIA AT THE WASHINGTON POST COMPANY

"New Media at The Washington Post Company" is a CD-ROM that provides a hands-on look at several new media products and services offered by the company - including new on-line versions of The Washington Post, Newsweek, Kaplan testprep services, and LEGI-SLATE government information. Also included are samples of currently available CD-ROM titles from Digital Ink and Mammoth Micro Productions. For a free copy of this CD-ROM, available in Windows and Macintosh formats, please return the card enclosed in the annual report, or

Telephone: 202-334-6657
Fax: 202-334-6664
E-mail: knightc@washpost.com

[x] Please mark your votes as in this example.

This proxy will be voted as specified. If no direction is given, this proxy will be voted "FOR" Proposals 1 and 2.

                                                           FOR       WITHHELD
1. Election of Directors (Check only one box)              [ ]         [ ]
   For all nominees (expect as stockholder may indicate below)

   ___________________________________________

   Nominees: James E. Burke, Ralph E. Gomory,
   Donald R. Kaough and Barbara Scott Preiskel


                                                           FOR  AGAINST  ABSTAIN
2. To transact such other business as may properly         [ ]    [ ]      [ ]
   come before said meeting or any adjournment thereof.

   I will attend the meeting [ ]


                                        Please  sign  exactly  as  name  appears
                                        hereon.  Joint owners  should each sign.
                                        When  signing  as  attorney,   executor,
                                        administrator,   trustee  or   guardian,
                                        please  give full title as such.  If the
                                        signor  is a  corporation,  please  sign
                                        full corporate  name by duly  authorized
                                        officer.
                                        ________________________________________

                                        ________________________________________

                                        SIGNATURE(S)                       DATE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


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